UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of Principal Executive Offices, and Zip Code)

(206) 517-5300

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Impinj, Inc.’s (the “Company”) 2022 annual meeting of stockholders (the “Annual Meeting”) was held on June 9, 2022. At the Annual Meeting, 21,135,727 shares of the Company’s common stock, or approximately 83.4% of the 25,336,237 shares entitled to vote, were present in person or by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2022.

1.
The stockholders elected as directors the five individuals listed below to serve until the Company’s 2023 annual meeting of stockholders, or until their successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Gibson	12,068,713	5,650,906	475,213	2,940,895
Umesh Padval	13,206,940	4,983,519	4,373	2,940,895
Steve Sanghi	13,063,744	5,125,895	5,193	2,940,895
Cathal Phelan	18,005,862	184,539	4,431	2,940,895
Meera Rao	18,005,566	135,459	3,807	2,940,895

2.
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,120,946	8,565	6,216	–
3.
The stockholders approved a proposal for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,602,680	8,484,370	107,582	2,941,095
4.
The stockholders approved, on an advisory basis, a frequency of one year for future stockholder votes on the compensation of the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
17,989,840	18,751	162,944	23,297	2,940,895
5.
The stockholders rejected the stockholder proposal regarding proxy access. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,312,102	11,852,480	30,250	2,940,895

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.
Date: June 10, 2022	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer